UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

          WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                       (614) 438-3210

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 24, 2015, beginning at approximately 10:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2016 (the fiscal quarter ended August 31, 2015).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly earnings per share adjusted for restructuring. This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share adjusted for restructuring is calculated by adding impairment of long-lived assets and restructuring and other expense (in each case, after-tax) to net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest of $0.48 and the non-GAAP financial measure of diluted earnings per share adjusted for restructuring of $0.54 for the fiscal quarter ended August 31, 2015, as mentioned in the conference call, is outlined below.

Diluted earnings per share attributable to controlling interest	$0.48
Impairment of long-lived assets	0.03
Restructuring and other expense	0.03
Adjusted diluted EPS attributable to controlling interest	$0.54

In the conference call, management referred to operating income excluding restructuring for the Company’s Pressure Cylinders operating segment.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Pressure Cylinders operating income excluding restructuring is calculated by adding restructuring and other expense to operating income.  The difference between the GAAP-based measure of $16.8 million and the non-GAAP financial measure of $17.6 million for the fiscal quarter ended August 31, 2015, as mentioned in the conference call, is outlined below (in thousands).

Operating income	$16,819
Restructuring and other expense	731
Operating income excluding restructuring	$17,550

In the conference call, management referred to operating income excluding restructuring for the Company’s Steel Processing operating segment.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Steel Processing operating income excluding restructuring is calculated by subtracting restructuring and other income from operating income.  The difference between the GAAP-based measure of $23.6 million and the non-GAAP financial measure of $24.0 million for the fiscal quarter ended August 31, 2015, as mentioned in the conference call, is outlined below (in thousands).

Operating income	$23,638
Restructuring and other expense	462
Operating income excluding restructuring	$24,100

In the conference call, management referred to operating loss excluding restructuring for the Company’s Engineered Cabs operating segment.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Engineered Cabs operating loss excluding restructuring is calculated by adding impairment of long-lived assets and restructuring and other expense to operating loss.  The difference between the GAAP-based measure of $9.3 million and the non-GAAP financial measure of $4.4 million for the fiscal quarter ended August 31, 2015, as mentioned in the conference call, is outlined below (in thousands).

Operating loss	$(9,291)
Impairment of long-lived assets	3,000
Restructuring and other expense	1,878
Operating loss excluding restructuring	$(4,413)

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 24, 2015, the Registrant held the 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting) as a virtual meeting and shareholders were able to participate in the 2015 Annual Meeting, vote and submit questions via live webcast.  At the close of business on July 31, 2015, the record date for the 2015 Annual Meeting, there were a total of 65,346,811 common shares of the Registrant outstanding and entitled to vote.  At the 2015 Annual Meeting, the holders of 57,300,310 (87.68%) of the Company’s common shares were represented by proxy constituting a quorum.

The vote on proposals presented for shareholder vote at the 2015 Annual Meeting was as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
John B. Blystone	48,510,890	1,935,480	6,853,940
Mark C. Davis	36,144,185	14,302,185	6,853,940
Sidney A. Ribeau	50,065,280	381,090	6,853,940

At the 2015 Annual Meeting, each of John B. Blystone, Mark C. Davis and Sidney A. Ribeau was elected as a director of the Registrant for a three-year term, expiring at the 2018 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2016 Annual Meeting of Shareholders are: Kerrii B. Anderson, John P. McConnell and Mary Schiavo.

The directors of the Registrant whose terms of office continue until the 2017 Annual Meeting of Shareholders are: Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr. and Carl A. Nelson, Jr.

Proposal 2 — Approval of the Advisory Resolution on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
48,386,967	1,696,955	362,448	6,853,940

At the 2015 Annual Meeting, the Registrant’s shareholders approved the advisory resolution on executive compensation.

Proposal 3 — Ratification of Selection of KPMG LLP as the Independent Registered Public Accounting Firm of the Registrant for the fiscal year ending May 31, 2016.

Votes For	Votes Against	Abstain	Broker Non-Votes
56,906,063	305,234	89,013	0

At the 2015 Annual Meeting, the shareholders of the Registrant ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2016.

Item 9.01.                   Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2016 (Fiscal Quarter ended August 31, 2015), held on September 24, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: September 29, 2015	By: /s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –
Administration, General Counsel and Secretary